UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

May 31, 2007
(Date of earliest event reported)

SPECTRUM BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)

(770) 829-6200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 6, 2007, Spectrum Brands, Inc. (the “Company”) announced that, following discussions with the Company, Randall J. Steward voluntarily resigned from his position as the Company’s Executive Vice President and Chief Financial Officer effective June 6, 2007. The Company is negotiating the definitive terms of Mr. Steward’s departure. In addition, the Company has agreed that Mr. Steward will continue as an employee of the Company until July 31, 2007 at the salary and with the benefits he currently receives under his Amended and Restated Employment Agreement with the Company, entered into as of April 1, 2005 (the “Employment Agreement”). The Employment Agreement was filed with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Annual Report on Form 10-K on December 14, 2005.

On June 6, 2007, the Company also announced that, effective upon Mr. Steward’s resignation, Anthony L. Genito, the Company’s Senior Vice President and Chief Accounting Officer, was appointed as the Company’s Senior Vice President and Chief Financial Officer. The Company currently anticipates that it will enter into an agreement to provide for additional compensation to Mr. Genito.

Mr. Genito, age 50, joined the Company in 2004 and served as Vice President and Chief Accounting Officer before being promoted to Senior Vice President and Chief Accounting Officer. Prior to joining the Company, Mr. Genito was vice president – global supply chain/global quality operations with Schering-Plough Corporation, a pharmaceutical corporation, culminating twelve years with that company in various financial positions of increasing responsibility. He began his career with Deloitte & Touche, an accounting and consulting firm, and holds a bachelor of science in accounting from Mercy College and a masters in business administration from Pace University. Neither Schering-Plough Corporation nor Deloitte & Touche is a parent, subsidiary or other affiliate of the Company.

A copy of the press release announcing Mr. Steward’s resignation and Mr. Genito’s appointment is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the Company’s ability to reach satisfactory agreement with Mr. Steward and Mr. Genito. The Company cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements. The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1     Press Release dated June 6, 2007 issued by Spectrum Brands, Inc. to announce Mr. Steward’s resignation and Mr. Genito’s appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2007	SPECTRUM BRANDS, INC.

	By:	/s/ John T. Wilson
		Name:	John T. Wilson
		Title:	Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 6, 2007 issued by Spectrum Brands, Inc. to announce Mr. Steward’s resignation and Mr. Genito’s appointment.